INCOME TAX	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAX

Note 17. INCOME TAX

The Company did not have a provision for income taxes (current or deferred tax expense) for tax years ended December 31, 2022 and 2021. The following is a reconciliation of the expected tax expense (benefit) at the U.S. statutory rate 21% to the actual tax expense (benefit) reflected in the accompanying statement of operations:

	Year Ended December 31,
	2022	2021

Provision/(benefit) at statutory rate	$(697,766)	(380,647)
State tax provision/(benefit) net of federal benefit	(165,565)	(50,719)
Change in valuation allowance	929,300	400,532
Change in tax rate	(19,027)	7,150
Other	(46,942)	23,684
Income tax provision/(benefit)	$-	$-

As of December 31, 2022 and 2021, the Company’s deferred tax assets and liabilities consisted of the effects of temporary differences attributable to the following:

	Year Ended December 31,
	2022	2021
Deferred tax assets (liabilities):
NOL & AMT credit carryforward	$1,586,187	$913,063
Accrued expenses and deferred Income	-	2,541
Charitable contribution	-	69
Fixed assets	(15,414)	20,550
Intangible assets	434,547	196,209
ASC 842 - Lease Accounting	44,485	(11,927)
Total net deferred tax assets	2,049,805	1,120,505

Valuation allowance	(2,049,805)	(1,120,505)
Net deferred tax assets	$-	$-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the positive and negative evidence available, management has determined that a valuation allowance is required at December 31, 2022 and 2021 to reduce the deferred tax assets to amounts that are more likely than not to be realized. The Company’s valuation increased by approximately $1.2 million from $930,000 for the tax year ended December 31, 2022. Should the factors underlying management’s analysis change, future valuation adjustments to the Company’s net deferred tax assets may be necessary.

At December 31, 2022 the Company had U.S. federal and state net operating loss carryforwards (“NOLS”) of $6,206,000 and $6,177,000, respectively. Tax Cuts and Jobs Act (TCJA) allows NOLs incurred in tax years beginning in 2018 to be carried forward indefinitely subject to 80% of taxable income. Florida net operating losses generated in taxable years beginning after December 31, 2017, are carried forward indefinitely until used and never expire. New York and New Jersey net operating loss expire after twenty years.

On August 16, 2022, the Inflation Reduction Act of 2022 (“IRA”) was signed into law. Among other provisions, the IRA includes a 15% corporate alternative minimum tax on applicable corporations and 1% excise tax on stock repurchases made after December 31, 2022. The IRA is not expected to have an impact on the consolidated financial statements.

The Company had no uncertain tax positions as of December 31, 2022, and 2021.

The Company files a federal income tax return and income tax returns in various state tax jurisdictions and the Company is generally no longer subject examinations by federal and state tax authorities for years before 2019.